THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS SECURITY AND OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.




Warrant No. F-_______                                Warrant to Purchase _______
                                                     Shares of Common Stock


                                     WARRANT
                                     -------

                                  Dated: _________________, 1999

THIS CERTIFIES THAT, for value received, _______________ (the "Holder"), is entitled to purchase from TERA COMPUTER COMPANY, a Washington corporation (the "Company"), at the price and during the period as hereinafter specified, up to ___________ (__________) shares of common stock, $.01 par value ("Common Stock"), at a purchase price of $6.00 per share, subject to adjustment as described in Section 8 hereof (the "Exercise Price"), at any time during the period commencing on the date hereof , and extending through March 30, 2004 (the "Expiration Date"). After the Expiration Date, the Holder shall have no right to purchase any shares of Common Stock hereunder.

     1. This Warrant is issued pursuant to a Financial Consulting Agreement of even date between the Company and ______________ (the "Consulting Agreement"), and is one of a series of warrants of like tenor issued thereunder that, in the aggregate, represent the right to purchase 100,000 shares of Common Stock.

     2. (a) The rights represented by this Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of
Section 6 and Subsections 7(b), 7(c) and 7(d) hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days, after the rights represented by this Warrant shall have been so exercised.

          (b) Notwithstanding anything to the contrary contained in Section 2(a), the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal executive office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                        X = Y(A-B)
                            ------
                               A

          Where X = the number of Shares of Common Stock to be issued to the Holder;

               Y = the number of shares of Common Stock issuable upon the exercise of this Warrant, or part thereof (the "Shares");

               A = the current fair market value of one share of Common Stock on the second trading day immediately preceding the day this Warrant is surrendered pursuant to this Section 2(b); and

               B = the Exercise Price of this Warrant.


     As used herein, current fair market value of Common Stock on any day shall mean, with respect to each share of Common Stock, the closing price of the Company's Common Stock sold on the principal national securities exchange on which the Common Stock is at the time admitted to trading or listed, or, if the Common Stock is not admitted for trading on a national securities exchange or if any such exchange is not the principal trading market for the Common Stock, the last sale price as reported by the Nasdaq Stock Market or the National Association of Securities Dealers, Inc. ("NASD"), as the case may be, if the Common Stock is quoted on the Nasdaq National Market or Nasdaq SmallCap Market or is quoted on the NASD OTC Bulletin Board, in each case as officially reported by such exchange, Nasdaq Stock Market or NASD, or, if there have been no sales on such day, the average of the closing prices (if any exchange) or the last sale prices (if Nasdaq or NASD OTC Bulletin Boarc), for the immediately preceding three trading days, in each case of officially reported. If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange or on the Nasdaq Stock Market or NASD OTC Bulletin Board, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value to be received by the holders of the Company's Common Stock for each share thereof pursuant to such merger, acquisition or consolidation.

          (c) This Warrant may be exercised in whole or in part. If the event of the exercise in part only, upon surrender of this Warrant for cancellation, together with the duly executed purchase form and funds (or conversion equivalent) sufficient to pay any Exercise Price, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

          (d) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss , theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

     3. This Warrant is transferable, and may be sold, assigned or hypothecated, subject to compliance with applicable federal and state securities laws. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) surrendering this Warrant for cancellation at the office or agency of the Company referred to in Section 2 hereof, whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are purchasable hereunder at such time.

     4. The Company covenants and agrees that all shares of Common Stock which may be purchased hereunder will, upon issuance and delivery against payment therefor as provided herein, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock for issuance upon exercise of this Warrant.

     5. This Warrant shall not entitle the Holder to any voting rights or other rights, including without limitation notice of meetings of other actions or receipt of dividends, as a shareholder of the Company.

     6. (a) The Company shall advise the Holder, whether the Holder holds this Warrant or has exercised this Warrant and holds shares of Common Stock related thereto, by written notice at least two (2) weeks prior to the filing of any new registration statement thereto under the Securities Act of 1933 (the "Act") for a public offering of securities, covering any shares of Common Stock of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable form), and will, during the period from the date hereof through the Expiration Date, upon the request of the Holder, by giving written notice to the Company within seven
(7) days of its receipt of the Company's notice of its intent to file, include in any such new registration statement such information as may be required to permit a public offering of all or any of the Common Stock issuable upon the exercise of this Warrants (the "Registrable Securities). The Company shall use its best efforts to cause any registration statement filed pursuant to this
Section 6(a) that is declared effective to remain effective and shall maintain a current prospectus relating thereto until all Registrable Securitiies have been sold or are freely saleable without restriction under Rule 144 (or its successor). The delivery by the Holder of any such notice shall not constitute a demand made pursuant to Section 6(b). The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states (i) as such Holder designates and (ii) with respect to which the Company obtained a qualification in connection with its initial public offering; and do any and all other acts and things which may be necessary or desirable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities, all at no expense to the Holder (other than sales commissions, underwriting discounts or commissions, or other expenses of such sale), and furnish indemnification in the manner provided in Section 7 hereof. The Holder shall furnish to the Company information and indemnification as set forth in Section 7.

          (b) At any time after the date hereof and prior to the Expiration Date, a 50% Holder (as defined below) may request, on one occasion, that the Company register under the Act any and all of the Registrable Securities held by such 50% Holder. Upon the receipt of any such notice, the Company will promptly, but no later than four weeks after receipt of such notice, file a new registration statement pursuant to the Act, so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company will use reasonable efforts to cause such registration to become and remain effective (including the taking of such reasonable steps as are necessary to obtain the removal of any stop order) within 120 days after the receipt of such notice, provided, that such Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% Holder may, at its option, request the registration of any of the shares of Common Stock underlying this Warrant in a registration statement made by the Company as contemplated by
Section 6(a) or in connection with a request made pursuant to this Section 6(b) prior to acquisition of the shares of Common Stock issuable upon exercise of this Warrant. Within ten (10) days after receiving any such notice pursuant to this Section 6(b), the Company shall give notice to any other Holders of this Warrant or similar Warrants issued pursuant to the Consulting Agreement, advising that the Company is proceeding with such registration statement and offering to include therein such securities underlying that part of the Warrants held by the other Holders, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders) in connection therewith as the Company shall reasonably request in writing. All costs and expenses of the first new registration statement filed in accordance with this Section 6(b) shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any other advisors retained by them and any underwriting discounts or commissions applicable to any of the securities sold by them. All costs and expenses of the second such new registration statement shall be borne by the Holder(s). The Company shall use its best efforts to cause any registration statement filed pursuant to this
Section 6(b) that is declared effective to remain effective and shall maintain a current prospectus relating thereto until all Registrable Securitiies have been sold or are freely saleable without restriction under Rule 144 (or its successor). The

Company shall supply prospectuses, and such other documents as the Holder(s) may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states (i) as such Holder(s) designate and (ii) with respect to which the Company obtained a qualification in connection with its initial public offering and furnish indemnification in the manner provided in Section 7 hereof. Notwithstanding the foregoing, the Company shall not be required to include in any registration statement any Registrable Securities which in the opinion of counsel to the Company (which opinion is reasonably acceptable to counsel to the Representative) would be salable immediately without restriction under Rule 144 (or its successor) if the Warrant was exercised pursuant to Section 2(b) herein.

          (c) The term "50% Holder" as used in this Section 6 shall mean the Holder(s) of at least 50% of the shares Common Stock issued or issuable upon exercise of the Warrant issued in connection with the Consulting Agreement.

          (d) The Company shall have the right to terminate or withdraw any registration initiated by the Company under Section 6(a) hereof prior to the effectiveness thereof whether or not any Holder (including permitted transferees) has elected to include Registrable Securities in such registration. Any such termination or withdrawal shall not otherewise affect Holder(s) rights under this Section 6.

     7. (a) Whenever pursuant to Section 6 a registration statement relating to any of the shares of Common Stock issuable upon the exercise of this Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the shares of Common Stock covered by such registration statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act or the Securities Exchange Act of 1934 (the "Exchange Act")) the Distributing Holder against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any such controlling person may become subject, under the Act, the Exchange Act or otherwise insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement as declared effective or any final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,and will reimburse the Distributing Holder or such controlling person for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof and provided further, that the indemnity agreement provided in this
Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of any Distributing Holder or controlling person of such Distributing Holder from whom the person asserting any losses, claims, charges, liabilities or litigation based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact, received such preliminary prospectus, if a copy of the prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Act and the Rules and Regulations thereunder.

          (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, preliminary prospectus, final prospectus, or amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue-statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7.

          (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement hereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     8. The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) enter into any transaction whereby this Warrant or the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of shares of Common Stock (or other securities for which such shares have previously been exchanged or converted) subject to this Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Warrant had been exercised by such Holder immediately prior to such date, it would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or other securities convertible into Common Stock) at a price (the "Subscription Price") less than the Exercise Price on a per share basis (the "Per Share Exercise Price") on such record date, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Per Share Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Per Share Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the other convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or other securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of deliver of only the number of shares of Common Stock (or other securities convertible into Common Stock) actually delivered.

          (c) In case the Company shall hereafter distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection 8(a) above) or subscription rights or warrants (excluding those referred to in Subsection 8(b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Per Share Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock then outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection 8(e) below), less the fair market value (as determined by the Company's Board of Directors) of said assets, or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          (d) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subsections 8(a), 8(b) or 8(c) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

          (e) For the purpose of any computation under Subsection 8(c) above, the current market price per share of Common Stock at any date shall be determined as set forth in Section 2(b) herein.

          (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which may by reason of this Subsection 8(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this
Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of the Common Stock or other securities convertible into Common Stock.

          (g) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares of Common Stock issuable upon exercise of this Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

          (h) In the event that at any time, as a result of an adjustment made pursuant to the provisions of this Section 8, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections 8(a) to 8(f), inclusive, above.

     9. This Agreement shall be governed by and in accordance with the laws of the State of Washington without regard to conflict of laws provision.

     IN WITNESS WHEREOF, TERA COMPUTER COMPANY has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated as first set forth above.

                                       TERA COMPUTER COMPANY



                                       By /s/ JAMES E. ROTTSOLK
                                          --------------------------------------
                                          James E. Rottsolk, President

Attest:


/s/ KENNETH W. JOHNSON
---------------------------------
Kenneth W. Johnson
Vice President - Finance and Secretary

                                  PURCHASE FORM
                  (To be signed only upon exercise of Warrant)

Tera Computer Company
411 First Avenue South, Suite 600
Seattle, WA 98104-2860
Attention:  Chief Financial Officer

1. The undersigned Holder of Warrant No. dated ______ hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, (as defined in the Warrant) of Tera Computer Company, a Washington corporation (the "Company").

2.   The undersigned Holder (check one):

     _____ (a) elects to pay the aggregate purchase price for such shares of Common Stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $______ or (ii) by wire transfer of United States funds to the account of the Company in the amount of $ which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

     _____ (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(b) of the Warrant.

3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

 Name:    ________________________________
 Address: ________________________________
          ________________________________

Date:     ________________________________



               ____________________________________________________
                    (Signature must conform to name of Holder as specified on the face of the Warrant)

               ____________________________________________________
                                   Print Name

               ____________________________________________________
                                    (Address)

                                  TRANSFER FORM

                  (To be signed only upon transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto the right to purchase shares of Common Stock represented by the foregoing Warrant to the extent of ______ shares of Common Stock and appoints _________________________ attorney to transfer such rights on the books of
_________________________, with full power of substitution in the premises.



Dated: ____________________, _______________


By: ________________________________________


____________________________________________
____________________________________________
                Address

In the presence of:



____________________________________________

                            Schedule to Exhibit 10.4

                              Schedule of Warrants


                      Name                          Shares
                      ----                          ------

                      Angel Cruz                    57,000

                      Nathan Goldstein               6,000

                      Anthony Kirincic               6,000

                      Kirlin Securities, Inc.       20,000

                      David Lidner                   6,000

                      Thomas Parigian               64,000

                      Thomas Poletti                 5,000

                      Photiney Poliak                5,000

                      Denise Reily                  31,000